Exhibit 10.31
FIRST AMENDMENT
          FIRST AMENDMENT (this “Amendment”), dated as of January 5, 2006 to the 364-Day Revolving Credit Agreement dated as of March 18, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Oracle Corporation (“Oracle” and, until the consummation of the Mergers referred to below, the “Borrower”), the banks, financial institutions, other institutional lenders (the “Lenders”) thereto, Wachovia Bank, National Association (“Wachovia”) as Administrative Agent (in such capacity, the “Agent” and collectively, the “Original Parties”), Credit Suisse, New York branch (“CSFB”) and ABN AMRO Bank N.V., as Syndication Agents (in such capacity, the “Syndication Agents”) and Bank of America, N.A. and Deutsche Bank Securities, Inc., as documentation agents (in such capacity, the “Documentation Agents”) and Wachovia Capital Markets LLC and CSFB, as Joint Lead Arrangers and Joint Bookrunners.
W I T N E S S E T H:
          WHEREAS, Oracle, the Lenders, and the Agent are parties to the Credit Agreement, pursuant to which the Lenders have agreed to make extensions of credit to Oracle;
          WHEREAS, Oracle intends to acquire through a subsidiary (the “Acquisition”) all of the issued and outstanding capital stock (the “Shares”) of Siebel Systems, Inc., a Delaware corporation (“Siebel”), pursuant to an Agreement and Plan of Merger dated as of September 12, 2005 among Oracle, Siebel, Ozark Holding Inc., a wholly-owned subsidiary of Oracle (“New Oracle” and, upon consummation of the Mergers, the “Borrower”), Ozark Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of New Oracle (“Ozark Merger Sub”), and Sierra Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of New Oracle (“Sierra Merger Sub”) (the “Merger Agreement”);
          WHEREAS, pursuant to the Merger Agreement, Ozark Merger Sub shall be merged with and into Oracle (the “Oracle Merger”) and Sierra Merger Sub shall be merged with and into Siebel (the “Siebel Merger” and, together with the Oracle Merger, the “Mergers”);
          WHEREAS, upon completion of the Mergers and the other transactions contemplated by the Merger Agreement, New Oracle shall (i) own all of the issued and outstanding capital stock of each of Oracle and Siebel and (ii) be renamed Oracle Corporation;
          WHEREAS, the Original Parties to the Credit Agreement wish to have New Oracle succeed to the interests of Oracle as the Borrower under the Credit Agreement and assume all of the rights and obligations thereto upon the consummation of the Mergers;
          WHEREAS, the Original Parties requested certain amendments to the Credit Agreement in respect of the completion of the Mergers and the other transactions contemplated by the Merger Agreement; and
          WHEREAS, the Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein.

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          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, Oracle, New Oracle, the Lenders and the Agent hereby agree as follows:
          SECTION 1.  DEFINITIONS
          Capitalized terms used herein and not otherwise defined shall have their respective meanings as set forth in the Credit Agreement.
          SECTION 2.  AMENDMENTS AND CONSENT
          2.1 Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:
“Borrower” means (i) initially and until the consummation of the Mergers, Oracle and (ii) from and after the consummation of the Mergers, New Oracle.
“Guaranteed Obligations” shall have the meaning set forth in Section 9.01 of this Agreement.
“Merger Agreement” means the Agreement and Plan of Merger dated as of September 12, 2005 among Oracle, Siebel Systems, Inc., a Delaware corporation, New Oracle, Ozark Merger Sub Inc., a Delaware corporation, and Sierra Merger Sub Inc., a Delaware corporation, whereby, among other things, Oracle intends to acquire all of the issued and outstanding capital stock of Siebel Systems, Inc.
“Mergers” means those mergers consummated pursuant to the Merger Agreement, whereby Ozark Merger Sub Inc. shall be merged with and into Oracle and Sierra Merger Sub Inc. shall be merged with and into Siebel Systems, Inc.
“Oracle” means Oracle Corporation, a Delaware corporation, to be renamed upon consummation of the Mergers.
“New Oracle” means Ozark Holding Inc., a Delaware corporation and a wholly owned subsidiary of Oracle, to be renamed “Oracle Corporation” upon consummation of the Mergers.
          2.2 Amendment to Article II. Article II of the Credit Agreement is hereby amended by adding the following new Section 2.19 in the appropriate numerical order:
          “Section 2.19. Change in Borrower. Effective immediately upon the consummation of the Mergers and without further action by New Oracle or any other Person hereunder, (a) New Oracle (i) shall become the Borrower under this Agreement, with the same force and effect as if originally named as such herein and (ii) hereby accepts all of the rights and assumes and agrees to perform all obligations of the Borrower under this Agreement and the Notes, whether in existence at the time of the Mergers or arising at any time thereafter and (b) Oracle (i) shall cease to be the Borrower

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for the purposes of this Agreement, (ii) shall be discharged and released from all obligations and covenants under this Agreement and the Notes and (iii) shall no longer be entitled to request or borrow Advances hereunder; provided that New Oracle shall deliver the documentation referenced in Section 3.01(e) of this Agreement as it relates to itself as the new Borrower. It is understood that, upon consummation of the Mergers, New Oracle will be renamed “Oracle Corporation.” The parties hereto agree that if the Mergers and the transactions set forth in the Merger Agreement are not consummated, New Oracle shall not become the Borrower under this Agreement and Oracle shall remain the Borrower under this Agreement.
          2.3 Amendment to Section 5.02(a). Section 5.02(a)(xi) of the Credit Agreement is hereby amended by deleting the references to Section 5.02(e)(iii) contained therein and by replacing them with references to Section 5.02(e)(iv).
          2.4 Amendment to Section 5.02(b). Section 5.02(b) of the Credit Agreement is hereby amended by (a) deleting the word “and” immediately preceding clause (iv) and replacing it with a comma and (b) adding the following new clause (v) in the appropriate numerical order:
          “and (v) the transactions contemplated by the Merger Agreement may be consummated.”
          2.5 Amendment to Section 5.02(e). Section 5.02(e) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following in lieu thereof:
    “(e) Subsidiary Indebtedness. The Borrower will not permit any of its Subsidiaries (other than New Oracle for so long as it shall be a guarantor under Article IX hereunder) to incur or permit to remain outstanding any Covenant Debt other than (i) Debt of a Subsidiary outstanding on the Effective Date and refinancings, refundings, renewals or extensions thereof, (ii) Debt owed to the Borrower or another Subsidiary of the Borrower, (iii) commercial paper issued by Oracle and outstanding on the date on which the transactions contemplated by the Merger Agreement are consummated and (iv) Covenant Debt not referenced in clauses (i) through (iii) above in an aggregate outstanding principal amount that, together with any Debt or other obligations secured by Liens referred to in Section 5.02(a)(xi), shall not exceed the greater of (x) $1,500,000,000 and (y) 10% of Total Consolidated Tangible Assets determined at such time.”
          2.6 New Article IX (New Oracle Guarantee). The Credit Agreement is hereby amended by adding the following new Article IX in its appropriate numerical order:
          “ARTICLE IX
          NEW ORACLE GUARANTEE
          Section 9.01. Guarantee.

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       (a) New Oracle hereby unconditionally and irrevocably guarantees to the Lenders and their respective successors, endorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower of its obligations under this Agreement (hereinafter the “Guaranteed Obligations”).
      (b) The guarantee contained in this Article IX shall remain in full force and effect until the earlier of the time at which (i) all the Guaranteed Obligations shall have been satisfied by payment in full and the Commitments shall be terminated and (ii) New Oracle becomes the Borrower under this Agreement, notwithstanding that from time to time during the term of this Agreement the Borrower may be free from any obligations.
      (c) New Oracle shall be subrogated to all rights of the Lenders in respect of any amounts paid by New Oracle pursuant to the provisions of the guarantee contained in this Article IX; provided, however, that New Oracle shall be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation only after the principal of and interest on the Loans and all other amounts owed to the Agent and the Lenders hereunder have been paid in full.
      Section 9.02 Guarantee Absolute and Unconditional. New Oracle waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Lender upon the guarantee contained in this Article IX or acceptance of the guarantee contained in this Article IX; the Guaranteed Obligations, and any of those obligations, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Article IX. New Oracle understands and agrees that the guarantee contained in this Article IX shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of this Agreement, any of the Guaranteed Obligations at any time or from time to time held by any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Guaranteed Obligations, or of New Oracle under the guarantee contained in this Article IX, in bankruptcy or in any other instance.
      Section 9.03. Reinstatement. The guarantee contained in this Article IX shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.”

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          SECTION 3.  MISCELLANEOUS
          3.1 Effective Date. This Amendment shall become effective upon the receipt by the Agent of counterparts hereof duly executed and delivered by Oracle, New Oracle and each of the Lenders under the Credit Agreement.
          3.2 Representations and Warranties. Oracle and New Oracle each represents and warrants to each Lender that as of the date hereof and after giving effect hereto: (a) this Amendment constitutes the legal, valid and binding obligation of Oracle and New Oracle, as applicable, enforceable against each of them in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium or similar laws affecting creditors’ rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and by an implied covenant of good faith and fair dealing; (b) the representations and warranties made by the Borrower in the Credit Agreement are true and correct in all material respects on and as of the date hereof, or in the case of New Oracle as Borrower, immediately after the consummation of the Mergers (except, in each case, to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations shall have been true and correct in all material respects on and as of such earlier date); and (c) no Default or Event of Default shall have occurred and be continuing as of such date.
          3.3 Limited Effect. Except as expressly amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms, and this Amendment shall not constitute the Lenders’ consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement.
          3.4 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          3.5 Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including by telecopy) and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ORACLE CORPORATION
By:	/s/ Eric R. Ball
	Name:	Eric R. Ball
	Title:	Treasurer

OZARK HOLDING INC.
By:	/s/ Eric R. Ball
	Name:	Eric R. Ball
	Title:	Treasurer

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender
By:	/s/ Mark B. Felker
	Name:	Mark B. Felker
	Title:	Managing Director

CREDIT SUISSE, New York branch, as Syndication Agent and as a Lender
By:	/s/ Vanessa Gomez
	Name:	Vanessa Gomez
	Title:	Vice President

By:	/s/ Karim Blasetti
	Name:	Karim Blasetti
	Title:	Associate

ABN AMRO BANK N.V., as Syndication Agent and as a Lender
By:	/s/ David Carrington
	Name:	David Carrington
	Title:	Director

By:	/s/ Frances O’R’Logan
	Name:	Frances O’R’Logan
	Title:	Managing Director

BANK OF AMERICA, N.A., as Documentation Agent and as a Lender
By:	/s/ Aileen B. Supeña
	Name:	Aileen B. Supeña
	Title:	Vice President

DEUTSCHE BANK SECURITIES, INC., as Documentation Agent
By:	/s/ David G. Dickinson Jr.
	Name:	David G. Dickinson Jr.
	Title:	Director

By:	/s/ Yvonne Preil
	Name:	Yvonne Preil
	Title:	Vice President

DEUTSCHE BANK AG, New York Branch, as a Lender
By:	/s/ David G. Dickinson Jr.
	Name:	David G. Dickinson Jr.
	Title:	Director

By:	/s/ Yvonne Preil
	Name:	Yvonne Preil
	Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as Managing Agent and as a Lender
By:	/s/ David Wagstaff
	Name:	David Wagstaff
	Title:	Senior Vice President

KEYBANK, NATIONAL ASSOCIATION, as Managing Agent and as a Lender
By:	/s/ Thomas A. Crandell
	Name:	Thomas A. Crandell
	Title:	Senior Vice President

MIZUHO CORPORATE BANK, LTD., as Managing Agent and as a Lender
By:	/s/ Bertram H. Tang
	Name:	Bertram H. Tang
	Title:	Senior Vice President & Team Leader

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Managing Agent and as a Lender
By:	/s/ Margarita Chichioco
	Name:	Margarita Chichioco
	Title:	Vice President

CITICORP USA, INC., as Managing Agent and as a Lender
By:	/s/ Avrum Spiegel
	Name:	Avrum Spiegel
	Title:	Vice President

BNP PARIBAS, as Managing Agent and as a Lender
By:	/s/ Pierre-Nicholas Rogers
	Name:	Pierre-Nicholas Rogers
	Title:	Managing Director

By:	/s/ Jamie Dillon
	Name:	Jamie Dillon
	Title:	Director

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ William P. Rindfuss
	Name:	William P. Rindfuss
	Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD., New York Branch, as Managing Agent and as a Lender
By:	/s/ Christopher J. DeLauro
	Name:	Christopher J. DeLauro
	Title:	Assistant Vice President

AUSTRALIAN AND NEW ZEALAND BANKING GROUP LIMITED, as a Lender
By:	/s/ R. Scott McInnis
	Name:	R. Scott McInnis
	Title:	General Manager, Americas

SOCIETE GENERALE, as a Lender
By:	/s/ Mary Brickley
	Name:	Mary Brickley
	Title:	Director

LLOYDS TSB BANK PLC, as a Lender
By:	/s/ Windsor Davies
	Name:	Windsor Davies
	Title:	Director, Corporate Banking, USA

By:	/s/ Deborah Carlson
	Name:	Deborah Carlson
	Title:	VP & Manager, Business Development, Corporate Banking, USA

UNION BANK OF CALIFORNIA, N.A., as Managing Agent and as a Lender
By:	/s/ Allan B. Miner
	Name:	Allan B. Miner
	Title:	Vice President

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Mark S. Gronich
	Name:	Mark S. Gronich
	Title:	Authorized Signatory

BANCA DI ROMA SPA, as a Lender

By:	/s/ Richard G. Dietz

Name: Richard G. Dietz Title: Vice President

By:	/s/ Luca Balestra

Name: Luca Balestra Title: SVP and General Manager

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Timothy D. Myers

Name: Timothy D. Myers Title: Vice President

MERRILL LYNCH BANK USA, as a Lender

By:	/s/ Louis Alder

Name: Louis Alder Title: Director

LEHMAN BROTHERS BANK, FSB, as a Lender

By:	/s/ Janine M. Shugan

Name: Janine M. Shugan Title: Authorized Signatory

SHINSEI BANK, LIMITED, as a Lender

By:	/s/ Masayoshi Asano

Name: Masayoshi Asano Title: General Manager